Greater Bay Bancorp

Hoefer & Arnett's
5th Annual Bank Conference
May 14-15, 2002

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to current expectations of Greater Bay Bancorp (the "Company") regarding future operating results, growth in loans, deposits and assets, net loan charge-offs, level of loan loss reserves, loan quality, continued success of its Regional Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) government regulations;(3) the ability to successfully integrate pending mergers and acquisitions; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.

Index

- Corporate Overview
- Franchise Overview
- Key Areas of Focus
- Corporate Strategy
- Experienced Team
- Acquisition of ABD Insurance and Financial Services, Inc.
- Current Economic Outlook – After the Bubble
- Credit Quality
- Financial Highlights
- Zero Coupon Convertible Notes
- Performance Goals

Corporate Overview

Corporate Overview
Company Snapshot

Company Name:	Greater Bay Bancorp
Subsidiaries:	Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma, San Jose National Bank, ABD Insurance and Financial Services, Inc.
Principal Banking Market:	CA
Founded:	Greater Bay became a multi-bank holding company as the result of the November 1996 merger of Cupertino National Bancorp and Mid-Peninsula Bancorp. Mid Peninsula Bancorp was incorporated in 1984 under the name San Mateo County Bancorp as the bank holding company of WestCal National Bank. In 1994, WestCal National Bank was merged with Mid-Peninsula Bank, which commenced operations in October 1987. Concurrently, San Mateo County Bancorp changed its name to Mid-Peninsula Bancorp. The name was then changed to Greater Bay Bancorp as a result of the 1996 merger. On consummation of the November 1996 merger between Cupertino National Bancorp and Mid Peninsula Bancorp, the Company changed its name to Greater Bay Bancorp and Cupertino National Bank became a wholly-owned susidiary. Cupertino National Bank commenced operations in May 1985.
Headquarters:	Palo Alto, California
Rank:	14th largest bank in California based on total deposits(1)
President & CEO:	David L. Kalkbrenner
Ownership:	Public; Listed on the Nasdaq under the ticker "GBBK"
Market Value:	$1.0 billion (2)
Employees (FTE):	1,134
Number of Branches:	45
Number of ATMs:	07
Assets:	$8.3 billion
Loans:	$4.5 billion
Deposits:	$5.0 billion
Common Equity:	$402.5 million
Preferred Equity:	$72.5 million
Q1 2002 Net Earnings:	$27.6(3) million
2001 Earnings:	$97.1(3) million

(1) Source: SNL DataSource
(2) As of April 15, 2002
(3) Net income excluding nonrecurring warrant income and merger related expenses.

Franchise Overview

Franchise Overview

Greater Bay Today

Resources of a Mid-Cap Banking Company with the Client Service of a Community Bank

- Largest independent community bank holding company headquartered in Northern California with assets of $8.3 billion
  - Business Banking focus
  - Personal Banking among high net worth individuals and custom banking for individuals
  - Personal Banking focus in two markets
  - Trust and investment services
  - Opportunistic and strategic acquirer of financial services companies
- Eleven community banks with 45 offices in 8 counties located in the San Francisco Bay Area
- Diversified financial services provider

Greater Bay Bancorp Markets - Regional Community Banking

South Bay

- Bank of Santa Clara
- Cupertino National Bank
- Greater Bay Bank–San Jose
- Greater Bay Bank–Santa Clara
- Greater Bay Bank–SBA Lending
- Venture Banking Group
- San Jose National Bank

San Francisco/Peninsula

- Bay Area Bank
- Golden Gate Bank
- Mid-Peninsula Bank
- Peninsula Bank of Commerce

East Bay

- Bay Bank of Commerce
- Greater Bay Bank–Fremont
- Greater Bay Bank–Walnut Creek
- Mt. Diablo National Bank


11 Banks – 45 Offices

Coastal

- Coast Commercial Bank
- Greater Bay Bank – Carmel

North Bay

- Bank of Petaluma
- Greater Bay Bank – Marin

Other Businesses/ Divisions

- ABD Insurance and Financial Services, Inc.
- Greater Bay Bancorp – International Banking
- Greater Bay Corp. Finance
- Greater Bay Trust Company
- Greater Bay Private Capital Banking
- Pacific Business Funding
- The Matsco Companies
- Administrative Offices

Keys Areas of Focus

Key Areas of Focus

- Credit Quality
- Core Deposit Growth
- Net Interest Margin
- Top Line Revenue Growth
- Efficiency
- Relationship Management

Corporate Strategy

Regional Community Banking and Diversified Financial Services Provider

11 Banks

Assets of $7.4 Billion

- Local Management and Board
- Local Client Decision Making
- Commitment to Client Service
- Strong Community Involvement

Specialty Finance

Assets of $865 Million

- International/Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending


Greater Bay
Financial
Group

Business & Technology Support Services

- Investment in Technology
- Back Office Efficiency
- Broad Line of Services

Trust Company

$644 Million Assets Under Mgmt

- Wealth Management
- Private Banking

Insurance

ABD Insurance and Financial Services, Inc.

- Premiums > $1 billion *
- Revenue of $100 million
- Offering P& C, Employee Benefits and 401k Products

* No underwriting risk

Corporate Strategy

- Quality Internal Growth
  - $4.7 billion in internal asset growth since 1996 through:
    - Core bank growth/relationship banking to expand market share
    - New business line initiatives
    - New regional offices
- Selective acquisitions of quality community banks - $3.0 billion in total assets acquired
- Selective acquisitions of complementary businesses to improve product offerings to clients

Corporate Strategy
Acquisitions

- Greater Bay has utilized selective acquisitions as a component of its growth strategy to strengthen and expand its competitive position
- Target well-managed, high performing banks in key markets
- Disciplined transaction execution based on conservative assumptions
- Superior integration track record
  - Retain individual bank identities and key staff
  - Achieved 2% average accretion in first full year of operation
  - Efficiencies gained through absorption of non-client contact functions

Acquisition	Assets Acquired ($ in millions)	Year	Year Incorporated
Peninsula Bank of Commerce	$200	1997	1981
Golden Gate Bank	$150	1998	1975
Pacific Business Funding	$15	1998	
Bay Area Bank	$200	1999	1979
Bay Bank of Commerce	$200	1999	1980
Mt. Diablo National Bank	$250	2000	1992
Coast Commercial Bank	$400	2000	1981
Bank of Santa Clara	$400	2000	1973
Bank of Petaluma	$200	2000	1987
The Matsco Companies	$283	2000	
CAPCO Financial Company	$15	2001	
San Jose National Bank	$680	2001	1981
ABD Insurance & Financial Services, Inc.	(1) N/A	2002	

■ Bank Acquisitions ■ Non-Bank Acquisitions

(1) Gross premium of $1 billion.

Corporate Strategy
The Next Stage

- Implement Strategic Initiatives to Drive Financial Performance
  - Increase income from fee-based services
  - Identify, execute and integrate selective acquisitions
  - Grow core deposits
- Continue Core Operating Strategies
  - Increase top line revenue growth
  - Emphasize expense control
  - Maintain strong asset quality/strong reserve levels
  - Enhance solid capitalization

Experienced Team

Management

Years of Banking Experience in the S.F. Bay Area

Chief Executive Officer	30+
Chief Operating Officer	25+
Chief Financial Officer	17+
Regional President	30+
Regional President	17
Community Bank Presidents	20+ Avg.
GBB Board of Directors – 18 diversified and seasoned directors	25+ Avg.
Community Bank Boards of Directors - 90 diversified and seasoned directors	25+ Avg.

Acquisition of ABD Insurance and Financial Services, Inc.

ABD – The Company

- Premier independent insurance agency broker
  - 16th largest insurance broker in U.S.(1)
  - Largest independently-owned agency in the Western United States(1)
- Based in Redwood City with offices primarily in Northern California
- No underwriting risk to the company
- Over 550 employees
- Highly profitable with last five year compounded revenue growth of 27%
- Latest Twelve Months (LTM) premiums earned in excess of $1 billion and LTM revenues in excess of $100 million

(1) Source: Year 2000 Business Insurance Survey

ABD – Business Model

- Clients
  - Over 10,000 clients
  - No single client represents more than 1% of revenues
  - No industry concentrations
- Revenue Generators
  - Seasoned team of professionals
  - Over 150 people involved in revenue generation
  - No single person generates more than 3% of revenues

ABD – Executive and Senior Management

- 7 person seasoned executive team
- Average 20 years industry experience
- Successful history of outstanding financial performance and franchise growth
  - 14 successful acquisitions during the past 11 years

ABD Acquisition
Strategic Rationale for Greater Bay

- Consistent with Greater Bay's Regional Community Banking philosophy
- A partnership between a high-performing Regional Commercial Banking Company and a high-performing Regional Commercial Insurance Brokerage Agency
- A high quality management team we have known for many years
- Consistent with Greater Bay's disciplined acquisition strategy
  - Significantly accretive to cash EPS – 5.0% in '02 and 6.0% in '03
  - Accretive to GAAP EPS – 1.0% in '02 and 2.0% in '03
  - Excludes all revenue enhancement opportunities
- Accelerates high margin, client driven fee income growth
- Relationship management business philosophy is similar
- Convergence of financial services

The ABD Acquisition Will Augment Non-Interest Income


Non-Interest Income as a % of Revenue
40.00%
30.00%
20.00%
10.00%
0.00%
12.93%
12.70%
13.64%
11.39%
12.12%
31.65%
1997
1998
1999
2000
2001
2002
Full Year ProForma
Including ABD

Note: Excludes nonrecurring income

ABD Acquisition
Strategic Rationale for ABD

- Partner with a regional community banking company vs. sell to a large bank or large insurance agency
- Ability to retain operating autonomy
- Enhances capital access for continued quality growth
- Greater Bay's financial services offerings will strengthen ABD's existing relationships with small, mid-sized and large business clients
- Substantial opportunity to expand client base

Current Economic Outlook

After the Bubble

Bay Area Economy

- Appears Santa Clara County economic decline near bottom
- Global order for semiconductors stable since Fall 2001
- National economic recovery will bolster high-tech product sales
- UCLA Anderson School of Business Economic Forecast predicts Information Technology industry will resume basic growth by middle of this year
- Based on two months data, payroll employment growth in Q1 2002 will likely be modestly positive

Source: The UCLA Anderson Forecast – March 2002

Unemployment Statistics for February 2002

- 5.5% National
- 6.1% California
  - 7.3% San Jose
  - 5.5% Oakland
  - 4.6% San Francisco
  - 5.9% Los Angeles
  - 4.9% San Diego

Source: U.S. Department of Labor

Credit Quality

Credit Quality

NPAs/Assets


0.31%
0.18%
0.19%
0.22%
0.39%
0.32%
0.35%
0.54%
1997
1998
1999
2000
2001
Q1 '01
Q1 '02
Peer*

Reserves/NPAs


369.71%
616.63%
596.81%
523.01%
402.79%
479.20%
435.04%
291.20%
1997
1998
1999
2000
2001
Q1 '01
Q1 '02
Peer*

Reserves/Loans


1.69%
1.67%
1.62%
1.89%
2.24%
2.22%
2.78%
1.52%
1997
1998
1999
2000
2001
Q1 '01
Q1 '02
Peer*

NCOs/Avg Loans


0.18%
0.11%
0.07%
0.33%
0.59%
0.53%
1.40%
0.43%
1997
1998
1999
2000
2001
Q1 '01
Q1 '02
Peer*

Data as of March 31, 2002

*Source: Bank Holding Company performance report, Federal Reserve, 12/31/01

Credit Quality Analysis

- Q1 '02 Charge-Offs
  - 1.40% of loans
  - $16.3 million
  - 68% SNC related, 1% venture banking group related, 31% commercial
- NPAs
  - 35 b.p. of assets
  - $28.8 million
  - 28% SNC related, 28% VBG related, 33% commercial, 11% real estate
- Loan Loss Analysis
  - 1.45 b.p. provision YTD
  - 2.78% of total loans

Credit Quality Reserve Methodology

Greater Bay employs a systematic methodology for determining its allowance for loan losses, which includes a monthly review process and monthly adjustment of the allowance. The Company's process includes a periodic loan-by-loan review for loans that are individually evaluated for impairment as well as detailed reviews of other loans. This includes an assessment of known problem loans, potential problem loans, and other loans that exhibit indicators of deterioration.

Quantitative Factors

- Historical loss experience
- Delinquency and charge-off trends
- Collateral values
- Changes in non-performing loans
- Borrowers' sensitivity to interest rate movements
- Borrowers' sensitivity to quantifiable external factors (including commodity and finished goods prices as well as acts of nature)

Qualitative Factors

- General economic environment
- State of the technology industries and other key industries in Northern California
- Size and complexity of individual credits in relation to lending officers' background and experience levels
- Loan structure
- Extent and nature of waivers of existing loan policies
- Pace of portfolio growth

Real Estate Portfolio Stress Test

- Total portfolio - $2.4 billion
- Relationship lending focus – know your borrower and ensure adequate liquidity
- Re-evaluated DSCR and LTVs utilizing current (12/31) lease rates
- For loans originated before 2000, LTVs and DSCRs remain in line with current underwriting guidelines
- Loans originated in 2001 also remain in line with current underwriting guidelines

Real Estate Portfolio Stress Test

- For the approximately $150 million of year 2000 originations, LTVs have moved higher but are still, on average, less than 100%, with DSCRs declining to approximately a 1 to 1 ratio
- In process of completing a detailed review of credits in "at risk" category – to date, no significant issues have been identified
- While still analyzing information, we continue to be confident of the credit quality in our real estate portfolio

Financial Highlights

Q1 2002 Financial Highlights

- Total assets reached $8.3 billion at 3/31/02, an increase of 38% from 3/31/01
- Loan growth - 7% from 3/31/01
- Deposit growth - 5% from 3/31/01
- Q1 2002 GAAP EPS was $0.52, an 8% increase from Q1 2001; Q1 2002 Cash EPS was $0.53, a 10% increase from Q1 2001
- GAAP ROE – 20.38% Cash ROE – 20.63%
- GAAP ROA – 1.39% Cash ROA – 1.41%
- Efficiency ratio – 43.14% (excluding merger, non-recurring and extraordinary items and TPS expense)

Financial Highlights – Profitability Metrics

Net Income ($ in millions)


$120
$100
$80
$60
$40
$20
$0
$31.9
$42.6
$53.6
$81.4
$97.1
$24.5
$27.6
1997
1998
1999
2000
2001
Q1'01
Q1'02

Core Earnings Per Share (diluted)


$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
27.62% Compounded Annual Growth
$0.72
$0.91
$1.14
$1.61
$1.91
$0.48
$0.52
1997
1998
1999
2000
2001
Q1'01
Q1'02

Return on Average Shareholders Equity


30%
25%
20%
15%
10%
5%
0%
16.06%
18.28%
19.78%
23.29%
21.61%
24.51%
20.38%
20.34%
1997
1998
1999
2000
2001
Q1'01
Q1'02
Peer*

Return on Average Assets


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.36%
1.40%
1.39%
1.63%
1.44%
1.73%
1.39%
1.15%
1997
1998
1999
2000
2001
Q1'01
Q1'02
Peer*

* Source: Bank holding company performance report, Federal Reserve, 12/31/01

Before merger, non-recurring and extraordinary items

Financial Highlights – Profitability Metrics

Efficiency Ratio*


80%
60%
40%
20%
0%
58.59%
56.02%
52.65%
43.94%
44.31%
43.33%
43.14%
59.59%
1997
1999
2001
Q1'02

Net Interest Margin


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.61%
5.41%
5.73%
5.07%
5.75%
4.98%
4.18%
1998
1999
2000
2001
Q1'01
Q1'02
Peer**

** Source: Bank Holding Company Performance Report, Federal Reserve, 12/31/01

Revenue & Expense Growth*

($ in millions)


$400
$350
$300
$250
$200
$150
$100
$50
$0
24.47% Average Annual Revenue Growth
16.08% Average Annual Expense Growth
1997
1998
1999
2000
2001
Revenue
Expense

*Before merger, non-recurring and extraordinary items and TPS expense

Capital Strength

	3/31/02
Leverage Ratio	7.67%
Tier I Risk Based Capital	10.31%
Total Risk Based Capital	11.99%

Offering of $200 Million Zero Coupon Convertible Notes

- Term: 20 Years
- Ratings (Moody's/S&P): Baa3/BBB-
- Yield to Maturity: 2.25%
- Conversion Premium: 24%
- Contingent Conversion Price: Initially $49.91/accretes at 2.25% per year
- Call/Put Feature: Non-call 5 years/Puttable in years 2,5,10 & 15
- Use of Proceeds: Pending final utilization – invest the funds in short-term investment securities with expected yield of 3% to 4% in excess of cost

Performance Goals

Performance Goals

- Continue to perform among top quartile of mid-cap banks in the U.S.
  - Asset quality
  - Earnings
  - Revenue Growth
  - Efficiency
- Building superior shareholder value over the long-term

2002 Performance Goals

Loan Growth	7% - 10%
Deposit Growth	5% - 10%
ROE	> 20.0%
ROA	> 1.4%
EPS Growth	Mid-to-High Teens
NPAs	0.40% - 0.50%
Net Charge-Offs	
- Including SNCs	.70% - .80%
- Excluding SNCs	0.35% - 0.40%